EXHIBIT 32.B

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Amendment Number 1 to the Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”) by OptiCon Systems, Inc. (the “Registrant”), I, Cristino L. Perez, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Cristino L. Perez
Cristino L. Perez
Principal Accounting Officer
Dated: May 21, 2008